CONFIDENTIAL TREATMENT REQUESTED

                                                                    EXHIBIT 10.1

                                                                           FINAL
                             MANUFACTURING AGREEMENT


This Manufacturing Agreement ("Agreement"), is entered into as of November 22nd, 2005 ("Effective Date") between KEY TRONIC CORPORATION, a Washington corporation, having its principal place of business at N.4424 Sullivan Road, Spokane, Washington 99216 ("Supplier") and CATCHER, INC., a Delaware corporation having its principal place of business at 39526 Charlestown Pike, Hamilton, VA 20158 ("Buyer").

1.       SCOPE OF AGREEMENT
         Supplier shall sell and Buyer shall purchase under the terms and conditions of this Agreement the Products listed on Exhibit A. For purposes of this Agreement, Product shall mean and be limited to those products manufactured for Buyer by Supplier as listed on Exhibit A and any mutually agreed upon modifications thereto. Unless otherwise specifically agreed to in writing, this Agreement prevails over any additional, conflicting or inconsistent terms and conditions appearing on any quotation, purchase order, acknowledgement, invoice or other form used by the parties in connection with this Agreement.

         Supplier and Buyer may from time to time add Products to or delete Products from this Agreement. Such additions or deletions shall be accomplished by written addendum to this Agreement. Terms and conditions that may be specific to additional Products will be set forth in said addendum.

2.       ORDERS AND FORECAST
         Buyer shall provide Supplier once every month with a 12 month rolling forecast of Buyer's requirements for Products. Buyer will provide Supplier with a purchase order (Purchase Order) for Products to be manufactured by Supplier. The forecasts shall not be treated as authorization to manufacture Products. However, Supplier is authorized to rely on forecasts for production planning purposes. Buyer shall submit Purchase Orders to Supplier for all parts and materials to be purchased by Supplier and incorporated into Products, including the parts and materials set forth on Exhibit C. If any parts and materials purchased by Supplier pursuant to this paragraph 2, including parts and materials set forth on Exhibit C, remain in Supplier's inventory for a period in excess of thirty (30) days, then Supplier shall, immediately invoice Buyer for such parts and materials and payment shall be due *** days following the date of invoice. The parties will review Exhibit C once per month during the first three months of the term of this Agreement and once every three months thereafter and shall amend Exhibit C to add or delete parts and materials to reflect current usage. Buyer will provide Supplier with a Purchase Order for Products to be manufactured by Supplier during the twelve (12) weeks following receipt of the Purchase Order for parts and materials.

         Supplier and Buyer acknowledge that Supplier will incur non recurring engineering ("NRE") costs in the amount of Fifty Eight Thousand Dollars ($58,000).

         Buyer shall submit Purchase Orders to Supplier for all required custom capital equipment, tooling, NRE and other associated charges. All such orders will require that Buyer pay cash in advance prior to order acceptance or entry by Supplier.

         Supplier will respond within forty-eight (48) hours of receipt of each purchase order as to its ability to fulfill requirements as set forth in the purchase order provided. This response shall include a schedule of anticipated deliveries against the purchase order. Purchase Orders which are not accepted within the two (2) day period shall be deemed rejected.

3.       LEAD TIMES
         So long as Buyer performs its obligations set out in Section 2 above Supplier agrees that the manufacturing lead times for Products shall be *** weeks. "Lead Time" means that length of time FROM the date of Supplier's receipt of Buyer's written purchase order TO the date of Supplier's tender of the Products set forth in such accepted order to Buyer's carrier at Supplier's dock plus time for material acquisition. Forecast and purchase order flexibility terms are set forth on Exhibit F.

4.       DELIVERY CHANGES
         a. Buyer may, without penalty, change the mix of Products requested within any forecast period provided however that, in the case of Products for which purchase orders have been accepted the Products incorporate only common components. Supplier will use its best efforts to accommodate all such requests within material and capacity constraints.

         b. If a purchase order has not yet been submitted for a forecast Product Buyer may, subject to the terms of Section 3, delay any forecast Product delivery beyond the scheduled delivery by giving Supplier at least *** weeks notice.

                                       1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         c. Buyer may adjust the total units of Products forecasted for manufacture (but for which no purchase order has been received and accepted by Supplier) up or down in accordance with the terms of
         Section 3. Such  adjustments may be made no more than once every thirty
         (30) days.

5.       DELIVERY, TITLE AND RISK OF LOSS
         Delivery will be FOB Supplier's dock located in El Paso, Texas. Risk of loss and title to Products will pass to Buyer upon delivery to Buyer or Buyer's designated carrier at Supplier's dock.

         Supplier will maintain an on time delivery performance of *** to agreed upon delivery date. For purposes of this Agreement, on time delivery is defined as *** days early/*** day late to agreed upon delivery date at Supplier's dock.

6.       PRICES AND PAYMENT/COST REDUCTION
         Prices for Products shall be as set forth on Exhibit B. Buyer shall pay *** for all Products ordered and all parts and materials ordered prior to order entry or provide Supplier with an *** in the amount of the purchase price, in the form attached hereto as Exhibit G with such other terms and conditions as Supplier may require prior to order entry.


         With respect to payments due from Buyer to Supplier hereunder, if full payment is not made by Buyer by the due date then Buyer shall be liable to Supplier for the lesser of interest at the rate of 1 1/2% per month or the maximum interest allowed by law on all unpaid invoices. Such interest shall be computed on the unpaid balance for each day payment is not received after the date on which payment was originally due.

         Payment terms to Buyer are subject to Supplier's credit policy.

         Supplier's rights reserved under its credit policy include, but are not limited to the following: the right to modify payments for habitual late payment, including the right to require cash on delivery, cash in advance with order entry or an irrevocable letter of credit prior to order entry; the right to put any shipment on hold if outstanding receivables are more than *** days past due; and the right to hold both shipments and/or manufacturing if in Supplier's opinion there has been a serious decline in the financial condition of Buyer, or Buyer has failed to make any payment for more than *** days from the date of Supplier's invoice. Production schedules may be set back *** weeks or more at Supplier's option, depending upon shop work load at the time, from the date of release following a manufacturing hold on Buyer's Products. At any time and from time to time during the term of this Agreement upon Supplier's request, Buyer shall provide Supplier with Buyer's financial statements. Supplier shall notify Buyer in writing in the event Supplier, at any time during the term hereof, elects to exercise any of its aforesaid rights reserved under its credit policy.

7.       WARRANTY
         a. Supplier represents and warrants that the each Product manufactured by Supplier under the terms of this Agreement will be free from defects in Supplier supplied material and workmanship and will conform to the specifications contained on Exhibit A for a period of *** days after Product's date of manufacture.

         b. Supplier shall, at Supplier's option, repair or replace any product that does not conform to the specifications provided, (i) Supplier is notified of the non-conforming Product within *** days after discovery by Buyer that such item is non-conforming, or within the warranty period as stated above, whichever is earlier and (ii) the non-conforming Product is returned to Supplier at its factory, transportation prepaid, in accordance with Supplier's instructions. Transportation charges for Product returned to Supplier shall be at Buyer's expense. Transportation for return of the repaired Product to Buyer shall be at Supplier's expense. The warranty on repaired or replaced items shall be the same as the original warranty period.

         c. Supplier shall perform a failure analysis of all returned Product. All costs incurred by Supplier in connection with returned Product which conforms to specifications and is not defective due to defects in Supplier supplied materials or workmanship shall be reimbursed to Supplier by Buyer.

         d. Buyer shall request and obtain a return material authorization number from Supplier for each defective Product prior to return of the Product.

         e. Supplier agrees to repair or replace defective Product within thirty (30) days of receipt at Supplier's factory as long as necessary materials are available. Supplier will make all reasonable efforts to procure any necessary materials as quickly as possible. Buyer will be responsible for any material expedite charges or air freight charges.

         f.   With respect to Products sold outside the United States, ***.

                                       2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         g. In no event shall Supplier's aggregate liability with respect to defective Products(s) exceed Supplier's value added portion of the purchase price of defective Product(s).

8.       PRODUCT CHANGES
         a. Supplier shall not make any changes in the form, fit or function of the Products or materials used for manufacture of the Products without the prior written approval of Buyer. The costs of all changes approved in advance by Buyer shall be paid for by Buyer.

         b. Buyer may request Supplier to incorporate changes to Products via engineering change orders or authorized red lined drawings. Supplier shall make every reasonable effort to incorporate requested changes within the time frame requested by Buyer. Buyer understands and agrees that additional charges may be incurred for incorporation of requested changes.

9.       TOOLING
         Buyer may provide to Supplier tools and equipment for Supplier's use in manufacture of the Products. Said tools and equipment, if any, will be listed as an Addendum to this Agreement.

         Supplier agrees to keep Buyer owned Tools in good working condition as it pertains to routine use, calibration and maintenance. Buyer agrees to furnish or fund all required replacements and upgrades and perform any major repairs required to the Tools unless replacements or repairs are required as a result of the negligent acts or omissions of Supplier.

         Buyer represents and warrants that all Tools furnished by Buyer to Supplier are the sole property of Buyer.

         All Tools supplied to Supplier by Buyer shall be in good working condition when delivered to Supplier and Buyer warrants that all periodic maintenance with respect thereto has been performed to schedule. Supplier shall perform an inspection on all Tools upon delivery and notify Buyer of any defects or required maintenance or repairs and Buyer shall furnish or fund any required replacement, maintenance or repairs within 10 days of receipt of notice from Supplier.

10.      PROPERTY RIGHTS
         Unless supplied or funded by Buyer, specifications, test and manufacturing technology developed by Supplier for the purpose of providing Product to Buyer under the terms of this Agreement are the sole and exclusive property of Supplier. Specifications, technologies, test or manufacturing procedures developed and funded by the Supplier shall remain the exclusive property of Supplier and Buyer will have no rights with respect thereto unless otherwise agreed to in writing by the parties. All Product designs and modifications thereof are the sole and exclusive property of Buyer. Buyer agrees to pay Supplier a non-recurring engineering charge at the rate of $*** per hour for Product design modifications developed by Supplier. This clause shall survive any termination or expiration of this Agreement.

11.      INDEMNIFICATION
         Each party shall defend, indemnify and hold harmless the other party from and against all damages, claims, liabilities and expenses arising out of or resulting in any way from any act or omission of the indemnifying party, its agents, employees or subcontracts. With respect to Supplier, the indemnification obligations in this Section shall include, but not be limited to claims arising out of or resulting in any way from (a) a defect in Supplier supplied materials or workmanship, (b) Supplier's non-compliance with Buyer's specifications; or (c) Supplier's breach of any of the provisions of this Agreement. With respect to Buyer, the indemnification obligations in this Section shall include, but not be limited to claims arising out of or resulting in any way from (a) Buyer's specifications as provided to Supplier under this Agreement; or (b) Buyer's breach of any of the provisions of this Agreement.

12.      TAXES
         Unless Buyer furnishes a valid exemption certificate, Buyer will bear all sales and use taxes properly imposed by federal, state, municipal or other local authorities with respect to purchases under this Agreement.

13.      NON-PUBLICITY
         Supplier and Buyer shall not disclose to any third party any pricing or product information relating to this Agreement. Both parties agree not to publicize or otherwise make known to any third party any information relating to this Agreement without prior written consent of the other party.

14.      LIMITATION OF LIABILITY
         SUPPLIER SHALL NOT BE LIABLE TO BUYER FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS OR LOST BUSINESS RESULTING IN ANY WAY FROM THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS CLAUSE SHALL SURVIVE ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT.

                                       3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

15.      TERM AND TERMINATION
         a. This Agreement shall commence on the Effective Date and shall remain in effect until December 31st, 2009 and may be renewed for additional consecutive terms of two (2) years, upon the mutual written agreement of the parties at least ninety (90) days prior to the end of the then current term.

         b. Either party may terminate this Agreement immediately upon written notice if the other party (i) fails to comply with any material term or condition of this Agreement, (ii) becomes insolvent or makes a general assignment for the benefit of creditors or (iii) has a petition under the Bankruptcy Act filed by or against it and such petition is not dismissed within sixty (60) days of the filing date.

         c. Neither party may terminate this Agreement during the initial term or any renewal term other than for cause. If Buyer's average monthly purchases of Products falls below 2000 units at any time during the initial term of this Agreement then Buyer shall immediately pay Supplier the amount of Fifty Eight Thousand Dollars ($58,000) to reimburse Supplier for all transition NRE costs.

         d. Upon termination, the Supplier shall remain obligated to deliver Products ordered by Buyer prior to termination and still required by Buyer and Buyer shall be obligated to pay for all Products ordered under the terms of this Agreement. Upon termination Supplier shall return all Buyer furnished Equipment and any other material provided by or owned by Buyer. Upon termination Buyer shall purchase from Supplier at Supplier's cost all inventory of raw materials and components on hand, on order or in transit purchased to Buyer's forecasts within lead times set forth on Exhibit C and all work in process at Supplier's cost plus normal margin.

16. GOVERNMENT APPROVALS. Supplier shall, at its sole expense, obtain any and all necessary governmental approvals and other authorizations and approvals which are appropriate or necessary to carry out the proposed activities contemplated herein. Supplier shall obtain all necessary governmental and regulatory approvals to sell the Products to Buyer.

17. QUALITY CONTROL AND TESTING. Supplier shall assure that all of its processes and procedures comply with the quality control and testing requirements set forth in Exhibit E and that the completed Products conform to the finished product quality requirements set forth in Exhibit E.

18.      EXHIBITS
         The  following  documents  are  attached  to and  made a part  of  this
         Agreement:

                       Exhibit A Products and Specifications
                       Exhibit B Prices
                       Exhibit C Parts Lead Times and Unique Materials Exhibit D KeyTronicEMS Quote #050102 dated 11/9/05 Exhibit E Quality Control and Testing
                       Exhibit F Order Flexibility
                       Exhibit G Form of Irrevocable Standby Letter of Credit

19.      GENERAL PROVISIONS
         a.   ENTIRE AGREEMENT AMENDMENT.
         This document and its Exhibits contain the entire Agreement between the parties relating to the subject matter contained herein. All prior or contemporaneous agreements, written or oral, between the parties regarding the Products are superseded by this Agreement. This Agreement may not be modified except by written document signed by an authorized representative of each party.

         b.   FORCE MAJEURE.
         Neither party shall be liable for delays or defaults due to fire, windstorm, riot, act of God, act of the public enemy, or other similar unforeseeable cause beyond the reasonable control and without the fault or negligence of the party incurring such delay.

         c.   WAIVER.
         No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing by the other party. No consent, waiver, or excuse by either party, express or implied, shall constitute a subsequent consent, waiver or excuse.

         d.   NON-ASSIGNMENT.
         Neither party shall assign this Agreement or its rights hereunder without the prior written consent of the other party.

                                       4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


         e.   CONTROLLING LAW.
         This Agreement and its formation, operation and performance and the terms of all sales of Product hereunder, shall be governed, construed, performed and enforced in accordance within the laws of the State of Washington without regard to its conflict of laws principles. Each party irrevocably agrees that the state and federal courts of Washington shall have exclusive jurisdiction to hear and determine any suit action or proceedings which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of those courts.

         f.   SEVERABILITY.
         If any  provision  of  this  Agreement  is  held  invalid,  illegal  or
         unenforceable,   the  validity,  legality  and  enforceability  of  the
         remaining provisions shall not in any way be affected or impaired.

         g.   SURVIVING CLAUSES.
         Any provision of this Agreement having it's performance period beyond the term of this Agreement shall survive the termination or expiration of this Agreement.

         h.   NOTICES.
         All notices or other communications (except for services of process) required or permitted to be given pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been received by a party hereto on the day on which such notice or communication was delivered by hand, prepaid telegram, facsimile, express overnight courier service to the address set forth below ( or such other address as such party may specify to the other party from time to time), or, if sent postage prepaid by certified or registered mail, on the third business day after the day on which such notice or communication was mailed.



                  IF TO SUPPLIER:
                                    Key Tronic Corporation
                                    N. 4424 Sullivan Road
                                    Spokane, WA  99203
                                    Attention:  Craig D. Gates
                                                Executive Vice President &
                                                General Manager


                  IF TO BUYER:
                                    Catcher, Inc.
                                    39526 Charlestown Pike
                                    Hamilton, VA  20158
                                    Attention: Ira Tabankin
                                               Chairman + CTO

         i.   RELATIONSHIP OF PARTIES.
         The relationship of the parties established by this Agreement is that of independent contractors and nothing contained herein shall be construed to constitute either party as the agent of the other party or as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking.


         KEY TRONIC CORPORATION               CATCHER, INC.
                  ("SUPPLIER")                           ("BUYER")

         /s/ CRAIG D. GATES                   /s/ IRA TABANKIN
         ---------------------------------    ----------------------------------
         NAME: CRAIG D. GATES_____________    NAME: IRA TABANKIN________________
         TITLE:  EXECUTIVE VP + GM________    TITLE:  CHAIRMAN + CTO____________


                                       5


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                           PRODUCTS AND SPECIFICATIONS



         PART NUMBER                                               SPECIFICATION

         Catcher Tablet                                                *








--------------------------------------------------------------------------------
* Note:  Specifications have not yet been developed and approved by Buyer.
         See Exhibit D.

                                       6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                             CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B
                             PRICES (SEE NOTES 1,2)

                                                              MINIMUM MONTHLY
         PRODUCT MODEL NO.          UNIT PRICE                PURCHASE QUANTITY
         -----------------------------------------------------------------------
         Catcher Tablet             ***                             ***

         Catcher Tablet             ***                             ***

         Catcher Tablet             ***                             ***
















--------------------------------------------------------------------------------

Notes: 1. Prices are based upon KeyTronicEMS quote dated 11/9/05, #050102, attached hereto as Exhibit D. Prices are subject to change if parts and material costs, or process or test procedures change from those reflected in the quote.
         2. Final bill of materials has not yet been developed and approved by buyer. See Exhibit D.

                                       7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C

                      PARTS LEAD TIMES AND UNIQUE MATERIALS


     BILL OF MATERIAL                PART NO               ACQUISITION LEAD TIME
--------------------------------------------------------------------------------
        DESCRIPTION
-------------------




                                     (TBD)





--------------------------------------------------------------------------------

Note: Final bill of materials has not yet been developed and approved by buyer. See Exhibit D.





                                       8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D
                      KEYTRONICEMS QUOTATION DATED 11/9/05
                               REFERENCE # 050102


                                                             P.O. Box 14687
                                                             Spokane, Washington
                                                             99214-0687
QUOTATION
--------------------------------------------------------------------------------
TO:    Catcher, Inc.                                             DATE: 11/9/2005

ATTN:  John Sutton, VP Operations                           REFERENCE:   050102
--------------------------------------------------------------------------------

Key TronicEMS is pleased to submit the following quotation in accordance with your request and the terms and conditions noted below.

--------------------------------------------------------------------------------------------------------------------

                                                                               MINIMUM
                                                   MONTHLY                    SHIPMENT
  ITEM     KTC MODEL NUMBER  CUSTOMER PART NUMBER  SHIP QTY    QUOTED PRICE   QUANTITY            * FCA
---------- ----------------- -------------------- ------------ ------------- ------------- -------------------------
    1                        CATCHER TABLET           ***          ***                           EL PASO, TX
    2                        CATCHER TABLET           ***          ***                           EL PASO, TX
    3                        CATCHER TABLET           ***          ***                           EL PASO, TX
    4
    5      TRANSFER NRE                                          $58,000
    6      TOOLING /
           FIXTURES                                              $204,950
    7      PROJECT NRE                                           $84,500
--------------------------------------------------------------------------------------------------------------------

NOTES

1. This quote is based on electrical assembly BOMs generated 8/25/05 by D2M. Final assembly time estimates are based on ProE files and the Power Point assembly procedure document from Design Edge on 9/22/05. The electrical files used for quote are not consistent (will not work) with the current mechanical files.

2. The quote assumes that the *** mother board and the *** cameras were used only for prototyping and are not included in the quote. The *** cameras are included. There were also listed two *** fingerscanner modules, one on the M/B and the other on the Biometric board. It is our understanding that only one fingerscanner module will be used, so the module on the M/B was removed.

3. The standard lead time is TBD.

4. No Clean Solder process quoted.

5. IPC-A610-C class 2 acceptability standard quoted on all PCBA's.

6. Payment Terms are ***, FCA El Paso.

7. Functional Test is included at *** minutes per unit. Individual PCBA's also have estimated test times.

8. KTC is not liable for loss or damage of product FCA El Paso, Tx

9. This quote assumes all terms and conditions are accepted and can not be varied without written consent from KTC.



                                       9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

10. The minimum run quantity is 2,000 for 25K volume quote, 4,000 for 50K volume quote, and 8,000 for 100K annual volume quote.

11. ICT test fixture lead-time 4 - 8 weeks after sample functional samples are available.

12. No qualification/reliability testing or Ongoing Reliability Test (ORT) quoted. The quote does assume a burn in time at ambient temperature with a fully automated (non-attended) test.

13.  Custom  tooling  includes   estimates  for  ICT's  for  the  M/B,  D/B  and
microcontroller board.

14. NRE costs for final assembly test development and functional tests for individual PCBAs are not quoted at this time.

15. The *** part was not quoted but an estimate of $5.00 is used in the quote

16. Two battery packs are included in the quote.

17. Quote uses Caprock quote of 9/23/05 and Chicago White Metal quote of 9/27/05. All exceptions and notes from those quote apply. Of particular note, Chicago White Metal does not include finishing / machining operations as the requirements are not defined.

18. Other than the Caprock and CWM quotes, no mechanical part quotes have been done. The additional mechanical parts required are included in the quote at an estimated *** volumes.

19. PCB cost for the mother board is assumed to be a cost of *** times the daughter board PCB cost.

20. All assembled cables (without AVL or specifications) have estimated prices.

21. Any component that has a shorter manufacturer warranty period than the agreed upon warranty for workmanship and adherence to specifications will not be covered after the expiration of its' individual warranty.

22. Both the LCD and the camera have been identified by their respective manufacturers ***.

23. The mother board assembly time is assumed to be *** times the assembly time of the daughter board (based on part count).

24. No parts/assemblies require soldering at final assembly

25. No parts/assemblies require Heat Staking

26. No parts/assemblies require Ultrasonic Welding at KTC

27. No parts/assemblies require any type of marking such as Pad Printing or Laser Marking

28. No packaging specs or requirements available, costs are estimated.

29. *** to be waived for long-term contract. (minimum of 3 years)

30.  The  quote  assumes  the  customer  will  supply  all  required   component
specification and assembly drawings.

31. No development reliability testing or agency testing is quoted. These can be quoted with further definition of the requirements.

32. The quote assumes that Catcher will pay directly to the supplier for any NRE or other setup charges for any sub component / assemblies (i.e. part tooling, battery assembly fixturing, etc.).

33. Budgetary Quote.

34. If at any time on hand inventory exceeds 60 days net due to forecast reductions, KTC reserves the right to sell the excess inventory to the customer and re-purchase as needed.

35. KTC assumes that any obsolete inventory (as defined by forecast demand) will be immediately purchased and dispositioned by customer.

36. KTC and the customer can identify long lead time components and generate a list of necessary buffer stock items based the lead time of the possible 50% stretch in demand.

37. KTC assumes buy and build to PO/Release.

38. Price is based upon *** aggregate volume

39. KTC represents and warrants that each product manufactured by KTC will be free from defects in KTC supplied material and workmanship for a period of one year following the date of manufacture.

40. Since all of the test procedures and quality standards are not defined, KTC is unsure of the production volumes the test equipment quoted will support.

41. Memory pricing reduced by ***/unit on 11/9/05 per Ira Tabankin of Catcher, Inc. If this price reduction is not valid or accurate, KTC reserves the right to re-quote.

                                       10


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

Prices quoted above are currently applicable to the quantities as covered by this Quotation. If any decrease in quantity or elimination of one or more items arises, or if the entire quantity of all items is not shipped within one year from the date of order a revision of the prices quoted above may be required (as to order balances as well as to quantities already invoiced) to conform to our existing schedules.

This quotation is valid for thirty (30) days from date of issue.

                                         By:
                                              Larry Lewis
                                              ----------------------------------
                                                  (not valid without signature)

                                    EXHIBIT E
                           QUALITY CONTROL AND TESTING



1. Catcher Quality Plan*
2. Catcher Test Plan*



--------------------------------------------------------------------------------

* Plan has yet to be developed and approved by Buyer and Supplier.



                                       11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED



                                    EXHIBIT F
                                ORDER FLEXIBILITY

           * Operations Plan Customer and KTC to Support Production *

Objective:
   1) Support customer/market  requirements.
   2) Support customer production and business requirements
   3) Support KTC production and business requirements

Approach:
   1) KTC will procure (place PO's) for raw materials to PO and allow for reasonable fluctuations in deliveries.

Concepts:
   Forecasting/Ordering:
      Customer will give KTC monthly requirements document consisting of:
         1) 3 months of purchase orders.
         2) An additional 9 months forecast.
         * Overall view of 12 months with waterfall charts that track changes over time.

   Scheduling of Orders:
      1) KTC will commit back within 2 business days specific ship dates on new orders that are consuming forecast at lead time.
      2) 5-7 business days on expedited or de-expedited changes within lead time or outside of forecasted quantities.

   Adjustments to Requirements & Schedule firm up process
      0-30 days     No changes
      30-60 days     ***
                     -
      60-150 days    ***
                     -
      150 + days     ***
                     -

      PO'S
      1) Non-Cancellable, Non-Reschedulable within *** weeks.
      2) Non-Cancellable, Reschedulable per percentages above not to exceed *** day slide.
      3) KTC will provide flexibility assurance dependent upon materials availability and customer provided equipment capacity.

      FORECAST
      1) Non-Cancellable,  Reschedulable per allowable  percentages
      2) With each months requirements document KTC will firm up the following months schedule

   Minimum Build/order requirements
      1) Customer recognizes that KTC has minimum build qtys to be cost effective.
      2) Above guidelines will be overlayed against customer ordering minimum requirements.

   Normal Planning Model:
      KTC's inventory planning process is:
         1) Procure material to PO and part lead time to have in house 3-4 weeks ahead of build date
         2) KTC only plans material deliveries to the quantities on the PO, no buffer stocks are planned.

   Excess Inventory:
      1) It is recognized that any changes in requirements may result in excess inventory at KTC.
      2) If KTC develops inventories of greater than (30 days) due to schedule changes they reserve the right to invoice customer for excess inventory. KTC will then buy back as needed.
      3) For parts where no forecasts exist, KTC will consider the parts obsolete and look to customer for appropriate disposition.

                                       12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED




                                       13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT G

                                       ***



                                       14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.